                                                                   EXHIBIT 10.41

                                                                  EXECUTION COPY

                                SECOND AMENDMENT

               SECOND AMENDMENT, dated as of August 30, 2000 (this "Amendment"), to (i) the Guarantee (the "2000A Guarantee"), as defined in the Participation Agreement, dated as of March 13, 2000 (as the same may be, and may have been, amended, supplemented or otherwise modified from time to time, the "2000A Participation Agreement"), among Hanover Compressor Company ("Holdings"), Hanover Compression Inc., a Delaware corporation ("HCC"), Hanover Equipment Trust 2000A, (the "2000A Lessor"), First Union National Bank and Scotiabanc Inc. (the "2000A Investors"), the lenders parties thereto (the "2000A Lenders"), and The Chase Manhattan Bank, a New York banking corporation, as the agent for the 2000A Lenders (the "Agent"), (ii) the Guarantee (the "1999 Guarantee"), as defined in the Participation Agreement, dated as of June 15, 1999 (as the same may be, and may have been, amended, supplemented or otherwise modified from time to time, the "1999 Participation Agreement"), among HCC, Hanover Equipment Trust 1999A (the "1999 Lessor"), and Societe Generale Financial Corporation and FBTC Leasing Corp., Inc. (the "1999 Investors"), the lenders parties thereto (the "1999 Lenders") and the Agent as agent for the 1999 Lenders, (iii) the Guarantee (the "1998 Guarantee"), as defined in the Participation Agreement, dated as of July 22, 1998 (as the same may be, and may have been, amended, supplemented or otherwise modified from time to time, the "1998 Participation Agreement"), among HCC, Hanover Equipment Trust 1998A (the "1998 Lessor"), Societe Generale Financial Corporation (the "1998 Investor"), and the lenders parties thereto (the "1998 Lenders") and the Agent, as agent for the 1998 Lenders and (iv) the Amended and Restated Senior Credit Agreement (as the same may be, and may have been, amended, supplemented or otherwise modified from time to time, the "Senior Credit Agreement"), dated March 13, 2000, among Holdings, HCC, the Agent, and the lenders parties thereto (the "Senior Credit Lenders"). The 2000A Participation Agreement, the 1999 Participation Agreement and the 1998 Participation Agreement are collectively hereinafter referred to as the "Participation Agreements".

                              W I T N E S S E T H:

               WHEREAS, Holdings and HCC have requested that the Agent and the Required Lenders under each of the Synthetic Guarantees and the Senior Credit Agreement amend certain covenants and certain defined terms in each of the Synthetic Guarantees and the Senior Credit Agreement; and

               WHEREAS, the Agent and the Required Lenders under each of the Synthetic Guarantees and the Senior Credit Agreement are agreeable to the requested amendments, but only on the terms and subject to the conditions set forth herein;

               NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

               I. Defined Terms. As used in this Amendment, terms defined in the preamble hereof and the recitals hereto are used herein as so defined, terms defined in any of the

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                                                                               2

Participation Agreements and the Senior Credit Agreement and not defined herein are used herein as therein defined and the following terms shall have the following meanings:

               "Synthetic Guarantee" shall mean any of the 2000A Guarantee, the 1999 Guarantee, or the 1998 Guarantee.

               "Guarantor" shall mean a Guarantor under any of the Synthetic Guarantees or the Senior Credit Agreement.

               II. Amendments to the Senior Credit Agreement and the Synthetic Guarantees.

               1. Amendment to Subsection 1.1 of the Senior Credit Agreement and Subsection 1(b) of each of the Synthetic Guarantees. (a) Subsection 1.1 of the Senior Credit Agreement is hereby amended by deleting therefrom the definitions of the following defined terms in their entireties and substituting in place thereof the following new definitions, and Subsection l(b) of each of the Synthetic Guarantees is hereby amended by inserting therein in alphabetical order such defined terms with such definitions:

                    "Consolidated EBITDA": for any period, with respect to any Person, the sum of (a) Consolidated Earnings Before Interest and Taxes for such Person for such period plus, (b) all amounts attributable to depreciation and amortization, determined in accordance with GAAP (to the extent such amounts have been deducted in determining Consolidated Earnings Before Interest and Taxes for such period) plus, (c) all amounts classified as extraordinary charges for such period (to the extent such amounts have been deducted in determining Consolidated Earnings Before Interest and Taxes for such period) minus, (d) all amounts classified as extraordinary income for such period (to the extent such amounts have been included in determining Consolidated Earnings Before Interest and Taxes for such period); provided that, if during such period such Person shall have made a Material Acquisition, Consolidated EBITDA for such period shall be calculated after giving pro forma effect to such Material Acquisition as if such Material Acquisition had occurred on the first day of such period; provided further that, the foregoing proviso shall have effect only if the Agent has been furnished with unaudited, or, if available, audited, consolidated financial statements of the acquired property for such period, such financial statements to include the balance sheet and statements of income and cash flows reflecting the historical performance of the acquired property for such period to the extent applicable. As used in this definition, "Material Acquisition" means any acquisition of property or series of related acquisitions of property that (a) constitutes assets or constitutes all or substantially all of the equity interests of a Person and (b) involves the payment of consideration of at least $15,000,000.

                    "Equipment Guarantees": (i) the Guarantee dated as of July 22, 1998 (as amended and restated through March 13, 2000 and as further amended, supplemented or otherwise modified from time to time), made by Holdings, HCC, and certain of their subsidiaries listed on the signature pages, in favor of Hanover Equipment Trust 1998A, The Chase Manhattan Bank, as agent, and certain lenders and investors, (ii) the Guarantee dated as of June 15, 1999 (as amended and restated through March 13, 2000 and as further amended, supplemented or otherwise modified from time to time), made by Holdings, HCC, and certain of their subsidiaries listed on the signature pages, in favor of Hanover Equipment Trust 1999A, The Chase Manhattan Bank, as agent, and certain

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                                                                               3

     lenders and investors, (iii) the Guarantee dated as of March 13, 2000 (as amended, supplemented or otherwise modified from time to time), made by Holdings, HCC and certain of their subsidiaries listed on the signature pages thereto, in favor of Hanover Equipment Trust 2000A, The Chase Manhattan Bank, as agent, and certain lenders and investors, (iv) a Guarantee, in connection with and dated as of the date of the 2000B Participation Agreement (as amended, supplemented or otherwise modified from time to time), to be made by Holdings, HCC and certain of their subsidiaries that will be listed on the signature pages thereto, in favor of a Delaware business trust that may be named "Hanover Equipment Trust 2000B," The Chase Manhattan Bank, as agent, and certain lenders and investors and (v) any Guarantee, in connection with and dated as of the date of an Additional Participation Agreement (as amended, supplemented or otherwise modified from time to time), to be made by Holdings, HCC and certain of their subsidiaries that will be listed on the signature pages thereto, in favor of a Delaware business trust, the agent and certain lenders and investors.

                    "Equipment Lease Credit Agreements": (i) the Credit Agreement dated as of July 23, 1998 (as amended, supplemented or otherwise modified from time to time), among Hanover Equipment Trust 1998A, as borrower, the several lenders from time to time parties thereto and The Chase Manhattan Bank, as agent, (ii) the Credit Agreement dated as of June 15, 1999 (as amended, supplemented or otherwise modified from time to time), among Hanover Equipment Trust 1999A, as borrower, the several lenders from time to time parties thereto, the managing agents thereto and The Chase Manhattan Bank, as agent, (iii) the Credit Agreement dated as of March 13, 2000 (as amended, supplemented or otherwise modified from time to time), among Hanover Equipment Trust 2000A, as borrower, the several lenders from time to time parties thereto, Industrial Bank of Japan, LTD., as syndication agent, The Bank of Nova Scotia, as documentation agent and The Chase Manhattan Bank, as agent, (iv) a Credit Agreement, in connection with and dated as of the date of the 2000B Participation Agreement (as amended, supplemented or otherwise modified from time to time), among a Delaware business trust that may be named "Hanover Equipment Trust 2000B," as borrower, the several lenders from time to time parties thereto, a syndication agent, a documentation agent and The Chase Manhattan Bank, as agent and (v) any Credit Agreement, in connection with and dated as of the date of an Additional Participation Agreement (as amended, supplemented or otherwise modified from time to time), among a Delaware business trust, as borrower, the several lenders from time to time parties thereto, a syndication agent, a documentation agent and an agent.

                    "Equipment Lease Participation Agreements": (i) the Participation Agreement dated July 22, 1998 (as amended, supplemented or otherwise modified from time to time), among HCC, Hanover Equipment Trust 1998A, Societe Generale Financial Corporation, as investor, The Chase Manhattan Bank, as agent, and the lenders parties thereto, (ii) the Participation Agreement dated June 15, 1999 (as amended, supplemented or otherwise modified from time to time), among HCC, Hanover Equipment Trust 1999A, Societe Generale Financial Corporation and FBTC Leasing Corp., as investors, the managing agents thereto, The Chase Manhattan Bank, as agent, and the lenders parties thereto, (iii) the Participation Agreement dated March 13, 2000 (as amended, supplemented or otherwise modified from time to time), among HCC, Hanover Equipment Trust 2000A, First Union National Bank and Scotiabanc Inc., as investors, Industrial Bank of Japan, LTD., as syndication agent, The Bank of Nova Scotia, as

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                                                                               4

     documentation agent, The Chase Manhattan Bank, as agent, and the lenders parties thereto, (iv) a Participation Agreement (as amended, supplemented or otherwise modified from time to time, the "2000B Participation Agreement"), among HCC, a Delaware business trust that may be named "Hanover Equipment Trust 2000B," an investor or investors, a syndication agent, a documentation agent, The Chase Manhattan Bank, as agent, and the lenders parties thereto and (v) any additional participation agreements that may be entered into, upon notice to the Agent, by and among HCC, a Delaware business trust, an investor or investors, one or more agents and the lenders parties thereto (as amended, supplemented or otherwise modified from time to time, the "Additional Participation Agreements"); provided that, the 2000B Participation Agreement and any Additional Participation Agreements shall be considered Equipment Lease Participation Agreements only so long as (1) such 2000B Participation Agreement and any Additional Participation Agreements provide for transactions reasonably similar to those provided for in the Participation Agreements described in (i)-(iii) above and (2) the aggregate value of (a) the equipment leased under such 2000B Participation Agreement and any Additional Participation Agreements and (b) any natural gas compressors leased by Holdings or HCC as lessee under any other leases ("Equipment True Leases") other than the Equipment Leases, does not exceed $300,000,000.

                    "Equipment Leases": (i) the Lease dated as of July 23, 1998 (as amended, supplemented or otherwise modified from time to time), between Hanover Equipment Trust 1998A, as lessor, and HCC, as lessee, (ii) the Lease dated as of June 15, 1999 (as amended, supplemented or otherwise modified from time to time), between Hanover Equipment Trust 1999A, as lessor, and HCC, as lessee, (iii) the Lease dated as of March 13, 2000 (as amended, supplemented or otherwise modified from time to time), between Hanover Equipment Trust 2000A, as lessor, and HCC, as lessee, (iv) a Lease, in connection with and dated as of the date of the 2000B Participation Agreement (as amended, supplemented or otherwise modified from time to time), between a Delaware business trust that may be named "Hanover Equipment Trust 2000B," as lessor, and HCC, as lessee and (v) any Lease, in connection with and dated as of the date of an Additional Participation Agreement (as amended, supplemented or otherwise modified from time to time), between a Delaware business trust, as lessor, and HCC, as lessee.

          (b) Subsection 1.1 of the Senior Credit Agreement is hereby amended by deleting therefrom the definition of the following defined term in its entirety and substituting in place thereof the following:

                    "Adjusted EBITDA Companies": Holdings and each of its wholly-owned Subsidiaries which (i) is organized under a jurisdiction of the United States, Canada, the United Kingdom and any other country approved by the Required Lenders and (ii) has at least 90% of its assets located in any such jurisdiction or which derives at least 90% of its revenues from such jurisdiction, in each case, at the time the applicable calculation is being made for purposes of subsection 8.1(c).

          (c) Subsection l(b) of each of the Synthetic Guarantees is hereby amended by inserting therein in alphabetical order the following defined term and definition:

                    "Adjusted EBITDA Companies": Holdings and each of its wholly-owned Subsidiaries which (i) is organized under a jurisdiction of the United States, Canada, the United Kingdom and any other country approved by the Required Lenders and (ii) has at

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                                                                               5

     least 90% of its assets located in any such jurisdiction or which derives at least 90% of its revenues from such jurisdiction, in each case, at the time the applicable calculation is being made for purposes of subsection 11.1(c).

               2. Amendment to Subsection 7.2(b) of the Senior Credit Agreement and Subsection 10.2(b) of each of the Synthetic Guarantees. Subsection 7.2(b) of the Senior Credit Agreement and Subsection 10.2(b) of each of the Synthetic Guarantees are hereby amended by inserting the following immediately preceding the final semicolon: ", such certificate to include the original total dollar amount of any Equipment True Leases".

               3. Amendment to Subsection 8.7 of the Senior Credit Agreement and Subsection 11.7 of each of the Synthetic Guarantees. Subsection 8.7 of the Senior Credit Agreement and Subsection 11.7 of each of the Synthetic Guarantees are hereby amended by inserting the following immediately preceding the final period: ", except to the extent any such excess results from expenses relating to any Equipment True Leases".

               III. General.

               1. Effectiveness. This Amendment shall become effective upon fulfillment of the following conditions precedent: (a) Holdings and HCC shall have delivered to the Agent duly executed copies of this Amendment, (b) the Guarantors (other than Holdings or HCC) shall have delivered to the Agent duly executed copies of this Amendment, (c) the Agent shall have received duly executed copies of this Amendment from the Required Lenders, and (d) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment.

               2. Representations and Warranties. Holdings, HCC and each of the other Guarantors hereby represents and warrants that the representations and warranties contained in each of the Participation Agreements and the Operative Agreements will be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof (except those which expressly speak as of a certain date).

               3. Continuing Effect of the Senior Credit Agreement, Participation Agreements and Operative Agreements. This Amendment shall not constitute an amendment or waiver of any other provision of the Senior Credit Agreement, Loan Documents or the Operative Agreements not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of HCC, Holdings, the 2000A Lessor, 1999 Lessor, the 1998 Lessor or the other Guarantors that would require a waiver or consent of the Agent and/or the 2000A Lenders, 1999 Lenders or 1998 Lenders. Except as expressly amended hereby, the provisions of each of the the Senior Credit Agreement, the Loan Documents and the Operative Agreements are and shall remain in full force and effect.

               4. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

               5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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                                                                               6

               6. Expenses. Holdings and HCC agree to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              HANOVER COMPRESSOR COMPANY, as a signatory to the Senior Credit Agreement and as a Guarantor

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:


                              HANOVER COMPRESSION INC., as a signatory to the Senior Credit Agreement and as a Guarantor

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:


                              HANOVER/SMITH LIMITED PARTNERSHIP, as a
                              Guarantor

                              By:  Hanover General Holdings, Inc.,
                                   its general partner

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              HANOVER MAINTECH LIMITED PARTNERSHIP,
                              as a Guarantor

                              By:  Hanover General Holdings, Inc.,
                                   its general partner

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              HANOVER LAND LIMITED PARTNERSHIP, as a
                              Guarantor

                              By:  Hanover General Holdings, Inc.,
                                   its general partner

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              HANOVER COMPRESSOR LIMITED HOLDINGS, LLC

                              By:  Hanover General Holdings, Inc.,
                                   as sole member

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              THE CHASE MANHATTAN BANK, as Agent, a 2000A
                              Lender, 1999 Lender, 1998 Lender, and Senior
                              Credit Lender

                              By:
                                   -------------------------------------
                                   Name:
                                   Title:

                              ABN AMRO BANK N.V., as a 1999 Lender and 1998
                              Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              THE BANK OF NOVA SCOTIA, as a 2000A Lender, 1999 Lender, 1998 Lender, and Senior Credit Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              FIRST UNION NATIONAL BANK, as a 2000A Lender, 1998 Lender, and Senior Credit Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              BANK OF SCOTLAND, as a 1999 Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              BNP PARIBAS, as a 2000A Lender, 1999 Lender, and Senior Credit Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              FUJI BANK, LIMITED, as a 1999 Lender,
                              and 1998 Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              BANKERS TRUST COMPANY, as a 1999 Lender and
                              Senior Credit Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              COMERICA BANK, as a 1999 Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              CREDIT LYONNAIS NEW YORK BRANCH, as a 1999
                              Lender, 1998 Lender, and Senior Credit Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              DG BANK DEUTSCHE GENOSSENSCHAFTBANK AG,
                              as a 2000A Lender and 1999 Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:


                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES, as a 1998 Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              BANK ONE, N.A. (formerly known as The First
                              National Bank of Chicago), as a 1998 Lender, 1999 Lender, and 2000A Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              THE INDUSTRIAL BANK OF JAPAN, LTD., NEW YORK
                              BRANCH, as a 2000A Lender and 1999 Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              SUNTRUST BANK, as a 2000A Lender, 1999 Lender and 1998 Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              SOCIETE GENERALE, SOUTHWEST AGENCY, as a 1999 Lender and 1998 Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              WELLS FARGO BANK (TEXAS) N.A., as a 1999 Lender and Senior Credit Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              CREDIT SUISSE FIRST BOSTON, as a 2000A Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              NATEXIS BANQUE BFCE, as a 2000A Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title:

                              NATIONAL CITY BANK, as a 2000A Lender

                              By:
                                   ---------------------------------
                                   Name:
                                   Title:

                              FBTC LEASING CORP, as a 1999 Lender

                              By:
                                   --------------------------------------
                                   Name:
                                   Title: